CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Second Amended Quarterly Report of Speedemissions, Inc., formerly known as SKTF Enterprises, Inc. (the "Company") on Form 10-QSB/A for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Richard A. Parlontieri, President of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 7, 2004

By: Richard A. Parlontieri
Its: President

A signed original of this written statement required by Section 906 has been provided to Speedemissions, Inc. and will be retained by Speedemissions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.